Exhibit 10

ACCORD AND SATISFACTION OF INVESTMENT AGREEMENT

THIS ACCORD AND SATISFACTION OF INVESTMENT AGREEMENT (the

“Agreement”) is entered into as of May 31, 2014 (“Effective Date”), by and among

POWDERMET, INC., a Delaware corporation, with headquarters located at 24112 Rockwell

Drive, Euclid, Ohio 44117 (“Powdermet”), ABAKAN INC., a Nevada corporation, with headquarters located at 2665 S. Bayshore Drive, Suite 450, Miami, Florida 33133 (“Abakan”)

and MESOCOAT, INC. a Nevada corporation with headquarters located at 24112 Rockwell

Drive, Euclid, Ohio 44117 (“MesoCoat.

WHEREAS, on December 9, 2009, Powdermet entered into an Investment Agreement,

as amended (the “Investment Agreement”), with MesoCoat and Abakan pursuant to which

Powdermet caused MesoCoat to issue to Abakan a thirty four percent (34%) fully diluted equity interest in MesoCoat in exchange for an investment of $1,400,000 and subsequently an additional eighteen and one half percent (18½%) fully diluted equity interest (taking into account unexercised options held by third parties to purchase shares of MesoCoat) in MesoCoat for an additional investment of $2,800,000. The Investment Agreement also entitled Abakan to purchase an additional twenty four percent (24%) equity interest in MesoCoat to earn a fully diluted seventy five percent (75%) equity interest for an additional investment of $16,000,000

(of which amount $6,200,000 has been made as of May 31, 2014), and provided for a put option for minority shareholders that would cause Abakan to pay additional compensation to such minority shareholders to acquire those outstanding equity interests in MesoCoat that were not at that time held by Abakan.

WHEREAS, on March 21, 2011, Abakan purchased a forty one percent (41%) equity interest in Powdermet from a third party.

WHEREAS, Powdermet, MesoCoat and Abakan have agreed to terminate the

Investment Agreement with immediate effect as of the Effective Date in exchange for certain compensation on the terms and conditions that comprise this Agreement, which terms and conditions include MesoCoat’s issuance of additional shares of its restricted common stock to

Abakan in full satisfaction of that additional investment ($6,200,000) made by Abakan in

MesoCoat as of May 31, 2014, and Powdermet’s sale of a portion of its equity interest in

MesoCoat to Abakan in exchange for Abakan’s sale of a portion of its equity interest in

Powdermet to Powdermet and the issuance of two million (2,000,000) restricted common shares of Abakan to Powdermet.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

1.

Recitals.  The recitals set forth above are accurate, represent the intent of the parties hereto and are incorporated herein by reference.

2.

Investment Agreement.  Powdermet, Abakan and MesoCoat agree to terminate the Investment Agreement, as amended, between Powdermet, Abakan and MesoCoat dated

December 9, 2009, with immediate effect as of the Effective Date.

3.

MesoCoat Stock Issuance.  MesoCoat and Abakan agree that MesoCoat shall issue one hundred twenty thousand seven hundred and ten (120,710) shares of its restricted common stock to Abakan pursuant to this Agreement in full satisfaction of that additional amount of

$6,200,000  invested by Abakan in MesoCoat as of May 31, 2014.

4.

Stock Exchange Agreement.  Powdermet and Abakan agree that Abakan shall deliver three hundred ten thousand (310,000) of its five hundred and ninety six thousand eight hundred and thirteen (596,813) common shares of Powdermet, and issue two million (2,000,000)

restricted common shares of Abakan to Powdermet, in exchange for Powdermet delivering ninety eight thousand (98,000) of its one hundred fifty thousand (150,000) common shares in

MesoCoat to Abakan pursuant to the Stock Exchange Agreement, a copy of which is attached hereto as Exhibit A.

5.

Expenses.  Each party to this Agreement shall pay its own expenses and costs in connection with the preparation, negotiation, execution and approval of this Agreement and any and all other documents, instruments and things contemplated hereby, whether or not such transactions are consummated.

6.

Representations and Covenants of the Abakan.  As of the date hereof, Abakan hereby represents, warrants and covenants to Powdermet that:

a.

Abakan has the requisite corporate power and authority to enter into this

Agreement, the Stock Exchange Agreement and all of the other agreements, documents and instruments contemplated herein (collectively, the “Satisfaction Documents”);

b.

All corporate action on the part of Abakan by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by

Abakan of its obligations in connection with this Agreement and all other Satisfaction

Documents to which it is a party, including, without limitation, the Stock Exchange Agreement,

has been duly and validly taken;

c.

This Agreement and all other Satisfaction Documents to which Abakan is a party constitute, and upon execution will constitute, valid and legally binding obligations of Abakan;

d.

The execution and performance of this Agreement and the other Satisfaction

Documents to which Abakan is a party do not conflict in any material respect with any agreement to which Abakan is a party or is bound, any court order or judgment applicable to

Abakan, or the constituent documents of Abakan; and

e.

All shares issued by Abakan to Powdermet pursuant to the Stock Exchange

Agreement are characterized as “restricted securities” issued in compliance with applicable federal and state securities laws.

7.

Representations and Covenants of MesoCoat. As of the date hereof, MesoCoat hereby represents warrants and convents to Powdermet that:

a.

MesoCoat has been imbued by Abakan with the requisite corporate power and authority to enter into this Agreement and all other Satisfaction Documents to which it is a party;

b.

All corporate action on the part of MesoCoat by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by

MesoCoat of its obligations in connection with this Agreement and all other Satisfaction

Documents to which it is a party, has been duly and validly taken;

c.

This Agreement and all other Satisfaction Documents to which MesoCoat is a party, constitute, and upon execution will constitute, valid and legally binding obligations of

MesoCoat, enforceable against MesoCoat in accordance with their respective terms;

d.

The execution and performance of this Agreement and the other Satisfaction

Documents to which MesoCoat is a party do not conflict in any material respect with any agreement to which MesoCoat is a party or is bound, any court order or judgment applicable to

MesoCoat, or the constituent documents of MesoCoat; and

e.

All shares issued by MesoCoat to Abakan pursuant to this Agreement are characterized as “restricted securities” issued in compliance with applicable federal and state securities laws.

8.

Representations and Covenants of Powdermet.  As of the date hereof, Powdermet hereby represents, warrants and covenants to Abakan and MesoCoat that:

a.

Powdermet has the requisite corporate power and authority to enter into this

Agreement, the Stock Exchange Agreement and all of the other agreements, documents and instruments contemplated herein;

b.

All corporate action on the part of Powdermet by its officers, directors and shareholders necessary for the authorization, execution and delivery of, and the performance by

Powdermet of its obligations in connection with this Agreement and all other Satisfaction

Documents to which it is a party, including, without limitation, the Stock Exchange Agreement,

has been duly and validly taken;

c.

This Agreement and all other Satisfaction Documents to which Powdermet is a party constitute, and upon execution will constitute, valid and legally binding obligations of

Powdermet, enforceable against Powdermet in accordance with their respective terms; and

d.

The execution and performance of this Agreement and the other Satisfaction

Documents to which Powdermet is a party do not conflict in any material respect with any agreement to which Powdermet is a party or is bound, any court order or judgment applicable to

Powdermet, or the constituent documents of Powdermet.

9.

Non-Competition.  At all times during the period ending 24 months after the signing of this Agreement, Powdermet shall not, directly or indirectly (whether as a principal,

agent, partner, employee, officer, investor, owner, consultant, board member, security holder,

creditor or otherwise), engage in any Competitive Activity, or have any direct or indirect interest in any sole proprietorship, corporation, company, partnership, association, venture or business or any other person or entity that directly or indirectly (whether as a principal, agent, partner,

employee, officer, investor, owner, consultant, board member, security holder, creditor, or otherwise) engages in a Competitive Activity with MesoCoat or its parent, Abakan.

Competitive Activity means an activity that is in material or direct competition with

Abakan and MesoCoat in any of the States within the United States, or countries around the world, in which the Abakan and MesoCoat conducts business or intends to conduct business with respect to any business in which Abakan and MesoCoat engaged while Andrew J. Sherman was

employed by MesoCoat as an executive.   For the purpose hereof, the “business in which Abakan

and MesoCoat engaged” is deemed to consist solely of the metal ceramic coating or cladding of metals for wear and coating protection.

10.

Conditions  to  Abakan’s  and  MesoCoat’s  Obligations  Hereunder.   The  obligations

of  Abakan  and  MesoCoat  to  Powdermet  hereunder,  are  subject  to  the  satisfaction,  at  or  before the  execution  date  of  this  Agreement,  of  each  of  the  following  conditions  thereto,  provided  that these conditions  are  for  Abakan’s  and  MesoCoat’s benefit  and  may be  waived by Abakan  and  or

MesoCoat at any time in their sole discretion:

a.

Powdermet shall have executed this Agreement and delivered the same to Abakan and MesoCoat;

b.

Powdermet shall have executed the Stock Exchange Agreement and delivered the same to Abakan;

c.

Powdermet shall have executed a Board of Director’s resolution authorizing the terms and conditions of this Agreement and delivered the same to Abakan and MesoCoat.

d.

The representations and warranties of Powdermet in this Agreement and all other

Satisfaction Documents to which it is a party shall be true and correct in all material respects as of the execution date of this Agreement, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

e.

Powdermet shall have complied with all applicable covenants and agreements contained in this Agreement and all other Satisfaction Documents to which it is a party in all material respects.

f.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

11.

Conditions to Powdermet’s Obligations Hereunder.  The obligations of

Powdermet hereunder are subject to the satisfaction, at or before the execution date of this

Agreement, of each of the following conditions thereto, provided that these conditions are for

Powdermet’s sole benefit and may be waived by Powdermet at any time in its sole discretion:

a.

Abakan and MesoCoat shall have executed this Agreement and delivered the same to the Powdermet.

b.

Abakan shall have executed the Stock Exchange Agreement and delivered same to Powdermet.

c.

MesoCoat shall have executed and delivered to Powdermet the promissory note attached hereto as Exhibit B.

d.

Abakan and MesoCoat shall have each executed a Board of Director’s resolution authorizing the terms and conditions of this Agreement and delivered the same to Powdermet.

e.

The representations and warranties of Abakan and MesoCoat in this Agreement and all other Satisfaction Documents to which Abakan or MesoCoat are a party, shall be true and correct in all respects as of the execution date of this Agreement, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

f.

Abakan and MesoCoat shall have complied with all applicable covenants and agreements contained in this Agreement and all other Satisfaction Documents to which they are a party in all material respects.

g.

No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

12.

Governing Law; Miscellaneous.

a.

Governing Law.  This Agreement shall be governed by and construed under the laws of the state of Ohio, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction.

b.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.

Entire Agreement; Amendments.  This Agreement, the Satisfaction Documents

and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein,

neither of Abakan nor MesoCoat nor Powdermet makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties hereto.

f.

Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified,

return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be:

If to MesoCoat, to:

MesoCoat, Inc.

24112 Rockwell Drive

Euclid, Ohio 44117

Attn: Stephen Goss

Facsimile: (216) 404-0054

E-mail: scgoss@abakaninc.com

If to the Abakan to:

Abakan Inc.

2626 South Bayshore Drive, Suite 450

Miami, Florida 33133

Facsimile: (786) 206-5368

E-mail: robert.miller@abakaininc.com

If to the Powdermet:

Powdermet, Inc.

24112 Rockwell Drive

Euclid, Ohio 44117

Attn: Andrew J. Sherman

Facsimile: (216) 404-0054

E-mail: ajsherman@powdermetinc.com

Each party shall provide notice to the other party of any change in address.

g.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  None of Abakan nor MesoCoat nor

Powdermet shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties.

h.

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of,

nor may any provision hereof be enforced by, any other person.

i.

Survival.  The representations and warranties of Abakan, MesoCoat and

Powdermet, including the agreements and covenants set forth in this Agreement shall survive the execution of this Agreement.  Abakan, MesoCoat and Powdermet each agree to indemnify and hold harmless the other parties to this Agreement and their officers, directors, employees and agents, as applicable, for loss or damage arising as a result of or related to any breach or alleged breach by a party hereto of any of its representations, warranties and covenants as set forth in this

Agreement or the Satisfaction Documents or any of its covenants and obligations under this

Agreement or the Satisfaction Documents.

j.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k.

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l.

Dispute Resolution and Remedies.  Unless otherwise mutually agreed to by the parties, any dispute between the parties arising from this Agreement where the amount at issue is less the $250,000 shall be resolved by confidential arbitration, held in Cleveland, Ohio, with the arbitrator to be chosen by mutual consent of the parties.  If the parties cannot agree as to an arbitrator, then the arbitrator shall be, or is to be selected by, former Cuyahoga County Common

Pleas Judge James J. McMonagle, currently of Vorys, Sater, Seymour and Pease LLP.  If he is unavailable or unwilling to be or select an arbitrator, then the Presiding Judge of the Common

Pleas Court of Cuyahoga County shall select the arbitrator.

Unless the parties mutually agree otherwise, arbitration shall be in accordance with the

Rules of the American Arbitration Association currently in effect.  The demand for arbitration shall be filed in writing with the other parties.  A demand for arbitration shall be made within a reasonable time after the dispute has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such dispute would be barred by the applicable statute of limitations.  No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration.  No person or entity shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial.  Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a dispute not described therein or with a person or entity not named or described therein.  All agreements to arbitrate shall be specifically enforceable under applicable law in any court having jurisdiction thereof.  The award rendered by the arbitrator shall be in writing and state the reasons therefor.  Any such award shall be final and binding on the parties and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.  The arbitrator shall also make all determinations as to payment of the arbitrator’s fee, filing fees and, all other costs and expenses incurred in connection with the arbitration.  The procedures specified in this Section 12 1. shall be the sole and exclusive procedures for the resolution of disputes among the parties arising out of or relating to a dispute set forth above; provided, however, that a party, without prejudice to the above procedures, may seek a preliminary injunction or other provisional judicial relief, if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo.  Despite such action, the parties shall continue to participate in good faith in the procedures specified in this

Section 12 1.

Unless otherwise mutually agreed to by the parties, in the event of a dispute arising from this Agreement where the amount at issue exceeds $250,000, each of the parties retains, and may pursue, any and all legal rights hereunder or at law or equity.  The parties agree that any suit arising from this Agreement shall be brought in the Cuyahoga County Court of Common Pleas.

To the extent permitted by law, each of Powdermet, MesoCoat, and Abakan waives any right to have a jury participate in resolving any dispute where the amount at issue exceeds

$250,000, whether sounding in contract, tort, or otherwise, by and among any of the parties arising out of, connected with, related to, or incidental to this Agreement, or any other agreements executed in connection therewith or transactions related thereto.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Powdermet, Abakan and MesoCoat have caused this Agreement to be duly executed as of the Effective Date.

MESOCOAT, INC.

By:

/s/ Stephen Goss

Stephen Goss

Title: Chief Executive Officer

ABAKAN INC.

By:

/s/ Robert H. Miller

Robert H. Miller

Title: Chief Executive Officer

POWDERMET, INC.

By:

/s/ Andrew J. Sherman

Andrew J. Sherman

Title: Chief Executive Officer

EXHIBIT B

PROMISSORY NOTE FROM MESOCOAT TO POWDERMET

COGNOVIT PROMISSORY NOTE

$198,167.85

Euclid, Ohio

May 31, 2014

FOR  VALUE  RECEIVED,  MESOCOAT,  INC.,  a  Nevada  corporation,  having

an  address   for  purposes   hereof   at  24112  Rockwell  Drive,  Building  37,  Euclid,  Ohio  44117

(hereinafter  referred  to  as  "Maker"),  promises  to  pay  to  the  order  of  POWDERMET,  INC.,  a

Delaware  corporation,  having  an  address  for  purposes  hereof  at  24112  Rockwell  Drive,  Building

40,  Euclid,  Ohio  44117    (hereinafter  referred  to  as  "Payee"),  the  principal  sum  One  Hundred

Ninety-Eight  Thousand  One  Hundred  Sixty-Seven  and  85/100  Dollars  ($198,167.85),  in  lawful money of the  United  States  of America, together  with interest  from the  date  hereof,  at  the  rate of five  percent  (5.0%)  per  annum,  calculated  on  a  three  hundred  sixty  five  (365)  or  three  hundred sixty six (366) day basis, as the case may be.

Payments shall be made hereunder as follows:

In   the   event   that   Maker   shall   obtain,   after   the   execution   hereof,   aggregate

proceeds  of  any loan,  or  equity investment  in  Maker,  in  excess  of  or  equal  to  $3,000,000.00, but less than 5,000,000.00, Maker shall make a payment to Payee in the amount of $100,000.00 to be applied toward the principal sum.

The  principal  sum  and  accrued  interest  under  this  Promissory  Note  shall  be  due and payable in full upon the earliest of the following to occur (the “Maturity Date”):

(a)

On  the  last  day  of  the  ninth  full  month  following  the  date  this

Cognovit Promissory Note (“Promissory Note”) is executed by the Maker; or

(b)

Upon   Maker   obtaining,   after   the   execution   hereof,   aggregate

proceeds   of   any   loan,   or   equity   investment   in   Maker,   equal   to   or   in   excess   of

$5,000,000.00.

Notwithstanding the foregoing, in the event that:

(a)

Maker  shall  tender  $100,000.00,  to  Payee  on  or  before  August  31,

2014,  together  with  accrued  interest  on  the  principal  sum  through  that  date,  then  this

Promissory Note shall be deemed paid in full and be of no further force and effect; or if

(b)

Maker  shall  tender  $125,000.00,  to  Payee  on  or  before  September

30,  2014, together  with  accrued  interest  on  the  principal  sum through  that  date, then  this

Promissory Note shall be deemed paid in full and be of no further force and effect.

Thereafter,   Maker   shall   have   the   right   to   prepay   the   outstanding   principal

indebtedness  of  this  Promissory  Note,  in  whole  or  in  part,  at  any  time,  without  payment  of  any

penalty or  premium  of  any  kind  whatsoever.   Any  prepayments  shall  be  applied  solely to  reduce

the unpaid principal sum hereof.

In  the  event  that  the  principal  sum  and  accrued  interest  thereon  is  not  paid  in  full on  or  before  the  Maturity Date,  and  remains  unpaid  for  ten  (10)  days  following written  notice  of non-payment  to  Maker,  interest  shall  thereafter  accrue  on  the  unpaid  principal  sum  at  the  rate  of twenty percent (20.0%) per annum.

Further,  in  the  event  that  the  principal  sum  and  accrued  interest  thereon  remain unpaid  ten  (10)  days  following  Payee’s  written  notice  of  non-payment,  Maker  hereby  authorizes any  attorney-at-law  to  appear  in  any  court  of  record  in  the  State  of  Ohio  or  in  any  other  state  or territory  of  the  United  States,  at  any  time  after  this  Promissory  Note  becomes  due,  to  waive  the issuing  and  service  of  process,  and  to  confess  judgment  against  Maker  in  favor  of  Payee  for  the amount  due  together  with  interest,  expenses,  the  costs  of  suit  and  reasonable  counsel  fees,  and

thereupon to release and  waive all  errors, rights of appeal  and stays of execution.   Such authority

shall  not  be  exhausted  by  one  exercise,  but  judgment  may  be  confessed  from  time  to  time  as additional  sums  and/or  costs,  expenses  or  reasonable  counsel  fees  shall  be  due,  by  filing  an original or a photostatic copy of this Promissory Note.

Payee’s  failure  to  exercise  any  right  or  remedy  contained  herein  shall  in  no  event be construed as a waiver or release thereof.

Maker  waives  presentment  for  payment,  demand,  notice  of  demand,  notice  of nonpayment  or  dishonor,  protest  and  notice  of  protest  of  this  Promissory  Note,  and  all  other notices  in  connection  with  the  delivery,  acceptance,  performance,  default,  or  enforcement  of  the payment  of  this  Promissory  Note,  unless  specifically required  herein,  and  agrees  that  its  liability hereunder  shall  not  be  affected  in  any  manner  by  any  indulgence,  extension  of  time,  renewal,

waiver  or  modification  granted  or  consented  to  by  Payee.    Maker  consents  to  any  and  all

extensions of time, renewals, waivers or modifications that may be granted by Payee with respect to the payment or other provisions of this Promissory Note.

This  Promissory  Note  is  and  shall  be  deemed  made  under,  governed  by  and construed and enforced in accordance with the internal law of the State of Ohio.

Whenever  used,  the  words  "Payee"  and  "Maker"  shall  be  deemed  to  include  the respective successors and assigns of Payee and Maker.

The  undersigned  warrants  that  the  execution  of  this  Promissory  Note  does  not arise  out  of  a  "consumer  loan"  or  a  "consumer  transaction"  as  those  terms  are  defined  in  Section

2323.13 of the Ohio Revised Code.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE

AND COURT TRIAL.  IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY

BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE

POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF

ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR

RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH

THE AGREEMENT, OR ANY OTHER CAUSE.

IN   WITNESS   WHEREOF,   this   Note   has   been   duly  signed   and   delivered   by  the

undersigned at the place and on the day and year first above written.

MESOCOAT, INC.

By: /s/ Stephen Goss

Name: Stephen Goss

Title: Chief Executive Officer

EXHIBIT A

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT ("Agreement"), dated as of May 31, 2014

(“Effective Date”), by and between POWDERMET, INC., a Delaware corporation with headquarters located at 24112 Rockwell Drive, Euclid, Ohio 44117 ("Powdermet"), and

ABAKAN INC., a Nevada corporation, with headquarters located at 2665 S. Bayshore Drive,

Suite 450, Miami, Florida 33133 ("Abakan").

WHEREAS, Powdermet and Abakan, have each determined that the transactions contemplated by this Agreement, on the terms and conditions of this Agreement, would be advantageous and beneficial to their respective companies and shareholders;

WHEREAS, as of the Effective Date, Powdermet, Abakan and MesoCoat, Inc., a

Nevada corporation (“MesoCoat”) entered into an Accord and Satisfaction of Investment

Agreement, pursuant to which (a) MesoCoat has agreed to issue 120,710 shares of its Common

Stock, par value $0.001 to Abakan in full satisfaction of that additional amount of $6,200,000 invested by Abakan in MesoCoat as of May 31, 2014, (b) Powdermet has agreed to transfer to

Abakan ninety eight thousand (98,000) shares (collectively, the "MesoCoat Exchange Shares")

of its one hundred fifty thousand shares of Common Stock, par value $0.001 per share of

MesoCoat owned by Powdermet, and (c) Abakan has agreed to transfer to Powdermet three hundred ten thousand (310,000) (collectively, the "Powdermet Exchange Shares") of its five hundred and ninety six thousand eight hundred and thirteen (596,813) shares of Common Stock,

par value $0.001 per share, of Powdermet, owned by Abakan, and issue two million (2,000,000)

restricted shares of Common Stock, par value $0.0001 (the “Abakan Shares”) of Abakan to

Powdermet; and

WHEREAS, the parties hereto desire to consummate the transactions contemplated herein and in the Accord and Satisfaction of Investment Agreement.

NOW, THEREFORE, in consideration of the premises and the representations,

warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.  Definitions.  As used herein, the following terms shall have the following meanings:

"Act" means the Securities Act of 1933, as amended, and the rules and regulations issued in respect thereto.

"Encumbrance" means any security interest, mortgage, pledge, hypothecation,

assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

"Law" means any law, statute, regulation, rule, ordinance, requirement or other binding action or requirement of any governmental, regulatory or administrative body, agency or authority or any court of judicial authority.

"Order" means any decree, order, judgment, writ, award, injunction, stipulation or consent of or by any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign.

"Person" means any individual, corporation, general or limited partnership, joint venture,

association, limited liability company, joint stock company, trust, business, bank, trust company,

estate (including any beneficiaries thereof), unincorporated entity, cooperative, association,

government branch, agency or political subdivision thereof or organization of any kind.

"Transaction Documents" means any ancillary contracts, agreements or other documents that are to be entered into in connection with the transactions contemplated hereby.

ARTICLE II

EXCHANGE OF STOCK

SECTION 2.1.  The Exchange. Subject to the terms and conditions of this Agreement, at the Closing, Powdermet agrees to transfer to Abakan the MesoCoat Exchange Shares and

Abakan agrees to transfer to Powdermet the Powdermet Exchange Shares and to issue the

Abakan Shares to Powdermet.

SECTION 2.2.   The Closing.

(a)

Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing"), shall take place on and as of the

Effective Date, provided that the last of the conditions set forth in Article V shall have been fulfilled or waived (other than those that this Agreement contemplates will be satisfied at or immediately prior to the Closing), or at such other time as shall be mutually agreed upon by

Powdermet and Abakan (the "Closing Date").

(b)

Subject to the conditions set forth in this Agreement, the parties agree to consummate the following transactions at the Closing:

(i)

Powdermet shall assign and transfer to Abakan the MesoCoat Exchange Shares,

by physically delivering to Abakan one (1) or more stock certificates  representing the MesoCoat

Exchange Shares being sold, duly endorsed or accompanied by duly executed stock powers (with a medallion guaranty, if required by MesoCoat's transfer agent) sufficient to validly transfer the

MesoCoat Exchange Shares to Abakan; and

(ii)

Abakan shall assign and transfer to Powdermet the Powdermet Exchange Shares,

by physically delivering to Powdermet one (1) stock certificate representing the Powdermet

Exchange Shares being sold, duly endorsed or accompanied by duly executed stock power (with a medallion guaranty, if required by Powdermet's transfer agent) sufficient to validly transfer the

Powdermet Exchange Shares to Powdermet and one (1) stock certificate representing the Abakan

Shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF POWDERMET

Powdermet represents and warrants to Abakan that the statements contained in this

Article III are true and correct as of the Effective Date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 3.1.  Power and Authority; Enforceability.  Powdermet is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Powdermet has all requisite capacity, power and authority to execute, deliver and perform this Agreement. No other corporate action on the part of Powdermet is necessary to authorize the execution and delivery by Powdermet of this Agreement or the consummation by it of the Contemplated Transactions (as defined below). This Agreement has been duly executed and delivered and, upon execution by Abakan, will constitute a valid and legally binding obligation of Powdermet, enforceable against Powdermet in accordance with its terms, except (a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws or decisions relating to the discretionary nature of specific performance and other equitable remedies, to general principles of equity, or to the discretion of any court in granting any relief or issuing any order, whether the proceeding is at law, in equity or otherwise.

SECTION 3.2.  Title to the MesoCoat Exchange Shares. Powdermet is the sole legal and beneficial owner of the MesoCoat Exchange Shares and has good and marketable title thereto.

All of the MesoCoat Exchange Shares owned by Powdermet are owned free and clear of any liens, claims, options, charges, or Encumbrances of whatsoever nature. Powdermet has the unqualified right to sell, assign, and deliver the MesoCoat Exchange Shares, and, upon consummation of the transactions contemplated by this Agreement, Abakan will acquire good and valid title to the MesoCoat Exchange Shares, free and clear of all liens, claims, options,

charges, and Encumbrances of whatsoever nature.

SECTION 3.3.   Consents and Approvals.  Since the board of directors of Powdermet has duly authorized the execution, delivery and performance of this Agreement, neither the execution, delivery and performance of this Agreement by Powdermet, nor the consummation by

Powdermet of any transaction related hereto, including the transfer, sale and delivery of the

MesoCoat Exchange Shares will require any additional consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to,

any Person, other than such consents, approvals, filings or actions as may be required under the

Federal securities laws which have or will be made.

SECTION 3.4.  No Conflicts.  The execution and delivery by Powdermet of this

Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the transactions contemplated by this Agreement and the Transaction

Documents to which it is or will become a party (the "Contemplated Transactions") shall not,

assuming the consents, approvals, filings or actions described in Section 3.3 are made or obtained, as the case may be, (a) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or by-laws of Powdermet, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time,

or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any benefit) under any of the terms, conditions or provisions of any note,

bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which

Powdermet is a party or by which it or any of its properties or assets may be bound, or (c)

conflict or violate any permit, concession, franchise, license, judgment, Order, decree, statute,

law, ordinance, rule or regulation of any government, governmental instrumentality or court,

domestic or foreign, applicable to Powdermet or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not, individually or in the aggregate, materially and adversely affect the MesoCoat Exchange Shares being conveyed by Powdermet to Abakan.

SECTION 3.5.  Purchase Entirely for Own Account.

(a) The Powdermet Exchange Shares to be received by Powdermet will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b) Powdermet has no present intention of selling, granting any participation in, or otherwise distributing the Powdermet Exchange Shares, except, in the case of (a) and (b) of this

Section 3.5, as permitted by the Act.

(c) Powdermet is an "accredited investor" under Rule 501(a) promulgated under the Act.

SECTION 3.6.  Restricted Securities.  Powdermet understands that the Powdermet

Exchange Shares and the Abakan Shares are characterized as "restricted securities" under the

Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

SECTION 3.7.  Legends.  It is understood that the certificate(s) evidencing the

Powdermet Exchange Shares and the certificate(s) evidencing the Abakan Shares shall bear a legend substantially in the form below:

THE   SHARES   REPRESENTED   BY   THIS   CERTIFICATE   HAVE   NOT

BEEN   REGISTERED   UNDER   THE   SECURITIES   ACT   OF   1933   OR

WITH  ANY  STATE  SECURITIES  COMMISSION,  AND  MAY  NOT  BE

TRANSFERRED    OR    DISPOSED    OF    BY    THE    HOLDER    IN    THE

ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE

UNDER  THE  SECURITIES  ACT  OF  1933  AND  APPLICABLE  STATE

LAWS    AND    RULES    OR    UNLESS    SUCH    TRANSFER    MAY    BE

EFFECTED   WITHOUT   VIOLATION   OF   THE   SECURITIES   ACT   OF

1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

SECTION 3.8.  Commissions.  Powdermet is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the Contemplated Transactions.

SECTION 3.9.   Capitalization of MesoCoat. There are outstanding 315,490 shares of

MesoCoat common stock and Powdermet is the legal owner of 47.5% of such issued and outstanding shares. MesoCoat further has 9,000 shares of common stock reserved for issuance in connection with MesoCoat’s Option Pool A and B.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF ABAKAN

Abakan represents and warrants to Powdermet that the statements contained in this

Article IV are true and correct as of the Effective Date of this Agreement and will be true and correct as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date).

SECTION 4.1.  Power and Authority; Enforceability.  Abakan is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Abakan has all requisite capacity, power and authority to execute, deliver and perform this Agreement.  No other corporate action on the part of Abakan is necessary to authorize the execution and delivery by Abakan of this Agreement or the consummation by it of the Contemplated Transactions.  This Agreement has been duly executed and delivered and,

upon execution by Powdermet , will constitute a valid and legally binding obligation of Abakan,

enforceable against Abakan in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (b) as limited by laws or decisions relating to the discretionary nature of specific performance, and other equitable remedies, to general principles of equity, or to the discretion of any court in granting any relief or issuing any order, whether the proceeding is at law, in equity or otherwise.

SECTION 4.2. Title to the Powdermet Exchange Shares.  Abakan is the sole legal and beneficial owner of the Powdermet Exchange Shares and has good and marketable title thereto.

All of the Powdermet Exchange Shares owned by Abakan are owned free and clear of any liens,

claims, options, charges, or Encumbrances of whatsoever nature. Abakan has the unqualified right to sell, assign, and deliver the Powdermet Exchange Shares, and, upon consummation of the transactions contemplated by this Agreement, Powdermet  will acquire good and valid title to the Powdermet Exchange Shares, free and clear of all liens, claims, options, charges, and

Encumbrances of whatsoever nature.

SECTION 4.3.  Issuance of the Abakan Shares.  The Abakan Shares have been duly authorized by Abakan’s board of directors and, when issued and paid for in accordance with this

Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens claims, options, charges, and Encumbrances of whatsoever nature.

SECTION 4.4.  Consents and Approvals.  Since the board of directors of Abakan has duly authorized the execution, delivery and performance of this Agreement, neither the execution, delivery and performance of this Agreement by Abakan, nor the consummation by

Abakan of any transaction related hereto, including the transfer, sale and delivery of the

Powdermet Exchange Shares, will require any additional consent, approval, license, Order or authorization of, filing, registration, declaration or taking of any other action with, or notice to,

any Person, other than such consents, approvals, filings or actions as may be required under the

Federal securities laws which have or will be made.

SECTION 4.5.  No Conflicts.  The execution and delivery by Abakan of this Agreement and the Transaction Documents to which it is or will become a party do not, and the consummation of the Contemplated Transactions shall not, assuming the consents, approvals,

filings or actions described in Section 4.4 are made or obtained, as the case may be, (a)

contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or by-laws of Abakan, (b) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination,

cancellation or acceleration of any obligation or loss of any benefit) under any of the terms,

conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Abakan is a party or by which it or any of its properties or assets may be bound, or (c) conflict or violate any permit, concession, franchise,

license, judgment, Order, decree, statute, law, ordinance, rule or regulation of any government,

governmental instrumentality or court, domestic or foreign, applicable to Abakan or any of its properties or assets, except in the case of (b) and (c) for any such conflicts, violations, defaults,

terminations, cancellations or accelerations which would not, individually or in the aggregate,

materially and adversely affect the Powdermet Exchange Shares being conveyed by Abakan to

Powdermet.

SECTION 4.6.  Purchase Entirely for Own Account.

(a) The MesoCoat Exchange Shares to be received by Abakan will be acquired for investment for its own account, and not with a view to the resale or distribution of any part thereof.

(b) Abakan has no present intention of selling, granting any participation in, or otherwise distributing the MesoCoat Exchange Shares, except, in the case of (a) and (b) of this Section 4.6,

as permitted by the Act.

SECTION 4.7.  Restricted Securities.  Abakan understands that the MesoCoat Exchange

Shares are characterized as "restricted securities" under the Federal securities laws and that under such laws and applicable regulations such securities may be resold without registration under the

Act only in certain limited circumstances.

SECTION 4.8.  Legends.  It is understood that the certificate(s) evidencing the

MesoCoat Exchange Shares shall bear a legend substantially in the form below:

THE   SHARES   REPRESENTED   BY   THIS   CERTIFICATE   HAVE   NOT

BEEN   REGISTERED   UNDER   THE   SECURITIES   ACT   OF   1933   OR

WITH  ANY  STATE  SECURITIES  COMMISSION,  AND  MAY  NOT  BE

TRANSFERRED    OR    DISPOSED    OF    BY    THE    HOLDER    IN    THE

ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE

UNDER  THE  SECURITIES  ACT  OF  1933  AND  APPLICABLE  STATE

LAWS    AND    RULES    OR    UNLESS    SUCH    TRANSFER    MAY    BE

EFFECTED   WITHOUT   VIOLATION   OF   THE   SECURITIES   ACT   OF

1933 AND OTHER APPLICABLE STATE LAWS AND RULES.

SECTION 4.9.  Commissions.  Abakan is not obligated to pay any fee or commission to any broker, finder or other similar Person in connection with the transactions contemplated by this Agreement.

SECTION 4.10.  Capitalization of Powdermet.  There are 1,470,314 shares of

Powdermet common stock issued and outstanding, and Abakan is the legal owner of 40.59%of such issued and outstanding shares.

ARTICLE V

CONDITIONS PRECEDENT; RELATED COVENANTS

SECTION 5.1.  Closing Efforts.  Each of the parties hereto shall use its commercially reasonable efforts ("Reasonable Efforts") to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using their respective Reasonable Efforts to ensure that (i) all representations and warranties remain true and correct in all material respects through the Closing Date, and (ii) the conditions to the obligations of the other parties to consummate the transactions are satisfied.

SECTION 5.2.  Conditions Precedent to the Obligations of Abakan.  The obligations of

Abakan to transfer the Powdermet Exchange Shares and deliver the Abakan Shares  to

Powdermet at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Powdermet set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of

Powdermet set forth in this Agreement shall be true and correct in all material respects, in each case as of the Effective Date of this Agreement and as of the Closing as though made as of the

Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

SECTION 5.3.  Conditions Precedent to the Obligations of Powdermet.  The obligations of Powdermet to transfer the MesoCoat Exchange Shares to Abakan at the Closing are subject to the fulfillment of the condition that, at the Closing, the representations and warranties of Abakan set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of Abakan set forth in this Agreement shall be true and correct in all material respects, in each case as of the Effective Date of this

Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date).

ARTICLE VI

TERMINATION

SECTION 6.1.      Termination by Mutual Consent.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing by the written consent of each party hereto.

SECTION 6.2.     Termination by Either Abakan or Powdermet.  This Agreement may

be terminated (upon written notice from the terminating party hereto to the other party hereto)

and the transactions contemplated hereby may be abandoned by action of any party hereto, if (a)

the Closing shall not have occurred on or prior to June 1, 2014, or (b) any Federal, state or local government or any court, administrative agency or commission or other governmental authority or agency, domestic or foreign shall have issued a Law or Order permanently restraining,

enjoining or otherwise prohibiting the transactions contemplated hereby and such Law or Order shall have become final and non-appealable.

SECTION 6.3. Effect of Termination and Abandonment.  In the event of termination of this Agreement pursuant to this Article VI hereof, no party hereto or, its directors or officers or other controlling persons shall have any liability or further obligation to any other party hereto pursuant to this Agreement, except that Article VIII hereof shall survive termination of this

Agreement and nothing herein will relieve any party hereto from liability for any breach of this

Agreement occurring prior to such termination.

ARTICLE VII

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

SECTION 7.1. Survival of Representations.  All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof for a period of one (1) year from and after the Closing.

SECTION 7.2. Indemnification.  Each party to this Agreement agrees to indemnify the other party and hold same harmless from and in respect of any assessment, loss, damage,

liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees) in excess of twenty five thousand ($25,000) in the aggregate, imposed upon or incurred by either party resulting from a breach of any agreement, representation, or warranty by the other party in connection with this Agreement.  Assertion by a party of their right to indemnification under this Section 7.2. shall not preclude the assertion by the parties of any other rights or the seeking of any other remedies against the opposing party.

ARTICLE VIII

GENERAL PROVISIONS; OTHER AGREEMENTS

SECTION 8.1. Press Releases.  Other than any required filings under the Federal securities laws, neither of the parties hereto will, without first obtaining the approval of the other,

make any public announcement, directly or indirectly, regarding this Agreement, nor the nature of the transaction contemplated by this Agreement, to any person except as required by law or regulatory bodies and other than to the respective principals or other representatives of the parties, each of whom shall be similarly bound by such confidentiality obligations. If any such press release or public announcement is so required by either party (except in the case of any disclosure required under the Federal securities laws to be made in a filing with the Securities and Exchange Commission), the disclosing party shall consult with the other parties prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to each of the parties.

SECTION 8.2. Expenses.  Regardless of whether the transactions contemplated hereby are consummated, all legal and other costs and expenses incurred in connection with this

Agreement and the transactions contemplated hereby shall be paid by the party hereto incurring such costs and expenses.

SECTION 8.3. Piggy Back Registration Rights.

(a)

Should Abakan determine to register any of its common stock under the Act on a form that would be suitable for a registration involving the Abakan Shares, Abakan shall notify

Powdermet to afford it an opportunity to include in such registration statement all or any part of the Abakan Shares. Should Powdermet determine to include in any such registration statement all or any part of such Abakan Shares, Powdermet shall, within (10) ten days after receipt of the above-described notice from Abakan, notify Abakan in writing, and in such notice shall inform

Abakan of the number of Abakan Shares Powdermet wishes to include in such registration statement subject to the terms and conditions of hereto, Abakan shall include in such registration,

and in any underwriting involved therein, the number of Abakan Shares specified by Powdermet.

(b)

Any registration hereto that involves an underwriting of shares of Abakan’s common stock, shall not require the inclusion of any of Powdermet’s Abakan Shares unless

Powdermet accepts the terms of the underwriting as agreed upon between Abakan and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion would not jeopardize the success of the offering. Furthermore, any other registration hereto, shall only require Abakan to include Powdermet’s Abakan Shares in such quantity as Abakan’s board of directors in good faith determines in their sole discretion would not jeopardize the success of the offering.

SECTION 8.4. Dribble Out Provision.

(a)

Powdermet agrees that, except as permitted in Section 8.4. (b), Powdermet shall not:

(i)

Sell any of the Abakan Shares.

(ii)

Transfer, assign or otherwise dispose of the Abakan Shares.

(iii)      Pledge, hypothecate or otherwise create a lien on the Abakan Shares.

(iv)

Loan the Abakan Shares to any person or entity.

(v)

Sell short the Abakan Shares.

(vi)

Acquire a put option or grant a call option with respect to the Abakan

Shares except as may be agreed by Abakan on prior written notice of any such option.

(vii)      Enter into any agreement concerning any of the foregoing transactions, or otherwise facilitate any other person conducting any of the foregoing transactions.

(b)

Notwithstanding the foregoing prohibitions agreed in Section 8.4. (a), Abakan agrees that Powdermet may sell the Abakan Shares beginning on that date that is six (6)

months after the Effective Date only as permitted according to the following schedule:

(i)

Beginning on that date that is six (6) months after the Effective Date and ending on that date that is twelve (12) months after the Effective Date,

during any rolling thirty (30) day period, Powdermet may sell up to one percent (1%) of the Abakan Shares owned by it on the Effective Date;

(ii)

Beginning on that date that is twelve months after the Effective Date,

during any rolling thirty (30) day period, Powdermet may sell up to two percent (2%) of the Abakan Shares owned by it on the Effective Date; and

(iii)      Beginning on that date that is six (6) months after the Effective Date,

Powdermet may transfer or exchange up to 300,000 Abakan Shares in consideration of the repurchase of Powdermet shares from minority shareholders of Powdermet.

(c)

Powdermet agrees that Abakan my issue instructions to its transfer agent that prohibit any transaction of the Abakan Shares in violation of Section 8.4. of this

Agreement.

SECTION 8.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to the conflicts of laws provisions thereof.

SECTION  8.6.  Dispute  Resolution.  Should  there  be  any  dispute  between  the  parties arising  from  this  Agreement,  the  resolution  thereof  shall  be  by  confidential  arbitration,  held  in

Cleveland,  Ohio,  with  the  arbitrator  to  be  chosen  by  mutual  consent  of  the  parties.  If  the  parties cannot  agree  as  to  an  arbitrator,  then  the  arbitrator  shall  be,  or  is  to  be  selected  by,  former

Cuyahoga   County   Common   Pleas   Judge   James   J.   McMonagle,   currently   of   Vorys,   Sater,

Seymour  and  Pease  LLP.   If  he  is  unavailable  or  unwilling to  be  or  select  an  arbitrator,  then  the

Presiding Judge of the Common Pleas Court of Cuyahoga County shall select the arbitrator.

Unless  the  parties  mutually  agree  otherwise,  arbitration  shall  be  in  accordance  with  the

Rules  of  the  American  Arbitration  Association  currently  in  effect.   The  demand  for  arbitration

shall  be  filed  in  writing  with  the  other  parties.   A  demand  for  arbitration  shall  be  made  within  a

reasonable  time  after  the  dispute  has  arisen,  and  in  no  event  shall  it  be  made  after  the  date  when institution  of  legal  or  equitable  proceedings  based  on  such  dispute  would  be  barred  by  the

applicable statute  of  limitations.   No  arbitration  arising out  of  or  relating to  this  Agreement  shall

include,   by   consolidation   or   joinder   or   in   any   other   manner,   parties   other   than   persons

substantially  involved  in  a  common  question  of  fact  or  law  whose  presence  is  required  if

complete  relief  is  to  be  accorded  in  arbitration.    No  person  or  entity  shall  be  included  as  an

original  third  party  or  additional  third  party  to  an  arbitration  whose  interest  or  responsibility  is

insubstantial.   Consent  to  arbitration  involving  an  additional  person  or  entity shall  not  constitute consent  to  arbitration  of  a  dispute  not  described  therein  or  with  a  person  or  entity  not  named  or

described  therein.   All  agreements  to  arbitrate  shall  be  specifically  enforceable  under  applicable

law  in  any  court  having  jurisdiction  thereof.   The  award  rendered  by  the  arbitrator  shall  be  in

writing  and  state  the  reasons  therefor.   Any  such  award  shall  be  final  and  binding  on  the  parties and  judgment  may  be  entered  upon  it  in  accordance  with  applicable  law  in  any  court  having

jurisdiction  thereof.    The  arbitrator  shall  also  make  all  determinations  as  to  payment  of  the arbitrator’s  fee,  filing  fees  and,  all  other  costs  and  expenses  incurred  in  connection  with  the

arbitration.     The   procedures   specified   in   this   Section   8.4   shall   be   the   sole   and   exclusive

procedures  for  the  resolution  of  disputes  among  the  parties  arising  out  of  or  relating  to  a  dispute set  forth  in  above;  provided,  however,  that  a  party,  without  prejudice  to  the  above  procedures,

may seek a preliminary injunction or other provisional  judicial relief, if in its  sole judgment  such

action  is  necessary  to  avoid  irreparable  damage  or  to  preserve  the  status  quo.    Despite  such

action,  the  parties  shall  continue  to  participate  in  good  faith  in  the  procedures  specified  in  this

Section 8.4.

Unless otherwise mutually agreed to by the parties, in the event of a dispute arising from this Agreement where the amount at issue exceeds $250,000, each of the parties retains, and may pursue, any and all legal rights hereunder or at law or equity.  The parties agree that any suit arising from this Agreement shall be brought in the Cuyahoga County Court of Common Pleas.

To the extent permitted by law, each of Powdermet and Abakan waives any right to have a jury participate in resolving any dispute where the amount at issue exceeds $250,000, whether sounding in contract, tort, or otherwise, by and among any of the parties arising out of, connected with, related to, or incidental to this Agreement, or any other agreements executed in connection therewith or transactions related thereto.

SECTION 8.7. Headings. Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of this Agreement.

SECTION 8.8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter hereof.

SECTION 8.9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties hereto so transmitting their signatures.

Counterparts with original signatures shall be provided to the other parties hereto following the applicable facsimile transmission; provided that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

SECTION 8.10. Amendment. Any term of this Agreement may be modified or amended only by an instrument in writing signed by each of the parties hereto.

SECTION 8.11. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms.

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Exchange

Agreement to be duly executed and delivered as of the date set forth above.

POWDERMET, INC.

By: /s/ Andrew J. Sherman

Name: Andrew J. Sherman

Title: Chief Executive Officer

ABAKAN INC.

By:  /s/ Robert H. Miller

Name: Robert H. Miller

Title:  Chief Ex